Exhibit 99.2

© 2022 Axcella Therapeutics. All rights reserved. NASDAQ: AXLA AXA1125 - 101 Interim Analysis September 29, 2022

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the characteristics, competitive position and development potential of AXA1125 and potential future EMM compositions, the potential for AXA1125 to serve as a treatment for Long COVID and a first-line NASH monotherapy for adult and pediatric patients and be used in combination with other agents if required, the design, status and timing of the company's Phase 2a and Phase 2b clinical trials of AXA1125, the intended results of the company's strategy and approach, the size and growth potential of the markets for the company's product candidates, the company's intellectual property position, the company's cash runway and the company's ability to address other complex diseases and conditions utilizing EMM compositions. The words "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "target" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, those related to the potential impact of COVID-19 or other events on our ability to conduct and complete ongoing or planned clinical studies and clinical trials and planned submissions to FDA or other regulatory authorities in a timely manner or at all due to patient or principal investigator recruitment or availability challenges, clinical trial site shutdowns or other interruptions and potential limitations on the quality, completeness and interpretability of data we are able to collect in our clinical studies and potential delays in disclosure of the same; other potential impacts of COVID-19 or other events on our business and financial results, including with respect to our ability to raise additional capital and operational disruptions or delays, changes in law, regulations, or interpretations and enforcement of regulatory guidance; clinical trial initiation plans and timing, clinical trial design and target indication(s) for AXA1125, the clinical development and safety profile of our product candidates and their health or therapeutic potential; whether and when, if at all, our product candidates will receive approval from the FDA or other comparable regulatory authorities, and for which, if any, indications; competition from other biotechnology companies; past results from clinical studies not being representative of future results and other risks identified in our SEC filings, including Axcella's Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings with the SEC. The company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Axcella disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this presentation represent our views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

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© 2022 Axcella Therapeutics. All rights reserved. 3 Today’s Agenda Agenda Length Time Speakers Introductory Remarks 10 min 8:00 am – 8:10 am Bill Hinshaw Clinical Trial Design & Results 20 min 8:10 am – 8:30 am Margaret Koziel Mechanism of AXA 1125 10 min 8:30 am – 8:40 am Karim Azer Clinical Relevance and Landscape 15 min 8:40 am – 8:55 am Dr . Harrison Closing Remarks 5 min 8:55 am – 9:00 am Bill Hinshaw Q&A 15 min 9:00 am – 9:15 am Bill, Margaret, Karim, Dr. Harrison, Bob Dr. Stephen Harrison Medical Director for Pinnacle Clinical Research President of Summit Clinical Research

Multi-Targeted Therapeutics to Restore Homeostasis

Leveraging Endogenous Metabolic Modulator (EMM) compositions to treat complex medical conditions

- Complex conditions are driven by dysregulation in multiple biological pathways, limiting the effect of single-targeted therapies
- Amino acid-based therapeutics can be safely used to:
  - Regulate key signaling pathways
  - Restore mitochondrial function
  - Shift substrate/redox balance to restore homeostasis
- Potential therapeutic benefits include:
  - Enhancing muscle function
  - Correcting metabolism
  - Decreasing inflammation
  - Improving neurocognition
  - Rebalancing IEMs
  - Reducing fibrosis

Axcella's clinical data demonstrate the potential to harness the power of EMMs to tackle complex chronic conditions


EMMs
ADIPOSE TISSUE
BRAIN
IMMUNE SYSTEM
SKELETAL MUSCLE
KIDNEYS
CIRCULATORY SYSTEM
GI TRACT
LIVER

IEM = Inborn Errors of Metabolism

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© 2022 Axcella Therapeutics. All rights reserved. 5 World leader of multi - targeted therapies in complex diseases Endogenous Metabolic Modulators (EMMs) AXA1125 Long COVID Non - Alcoholic Steatohepatitis (NASH)

NASH is a Complex Disease, Affecting Millions

Given the Complexity of NASH, treatment options with different profiles will be required to adequately address broad patient population

State of the NASH Market

>40M patients and growing[1]

30% - 40%
Type 2 Diabetic (T2DM)[2]

- Expected to be the leading liver transplant cause this year
- U.S. market expected to reach at least $8 billion by 2027[3]
- Approximately 10% of U.S. children are estimated to have NASH[1]
- No Approved Therapies

Complexity of NASH


METABOLIC
ANTI-INFLAMMATORY
ANTI-FIBROTIC

- NASH disease pathogenesis involves many interacting pathways
- Due to complexity of disease, single targeted mechanisms have limitations

Need for Options



- Heterogeneous patient population
- Very limited pediatric development activity
- Combination/Add-on Therapies an area of focus

1. Global Liver Institute U.S. NASH Action Plan (Dec. 2020).
2. Cusi K. *Diabetologia*. 2016;59:1112-20.
3. Company estimates based on Decision Resources Group (DRG). Non-alcoholic Steatohepatitis Landscape & Forecast. DRG.

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© 2022 Axcella Therapeutics. All rights reserved. 7 F2/F3= stages of NASH fibrosis; NAFLD= non - alcoholic fatty disease; N=number of subjects; T2DM=type 2 diabetes mellitus; wk =weeks AXA1125 Has Demonstrated Positive Data Across Multiple Trials AXA1125 has been studied in 4 clinical trials between NASH and Long COVID indications 2017 2018 2019 2020 2021 2022 2023 2024 2025 NASH Long COVID AXA1125 - 002 NAFLD & T2DM 12 wk (N=32) AXA1125 - 003 NAFLD +/ - T2DM 16 wk (N=102) AXA1125 - 101 - IA Biopsy confirmed NASH F2/F3 48 wk (N=273) AXA1125 - 201 Long COVID Fatigue 4 wk (N=41) Planned Registrational Trial Long COVID Fatigue

© 2022 Axcella Therapeutics. All rights reserved. 8 1. Harrison SA, et al. Am J Gastroenterol . 2021:116;2399 - 2409. AXA1125 - 101 Key Results of Interim Analysis AXA1125 continues to demonstrate real biological impact and effect in NASH subjects Significant Improvement in Liver Stiffness at 24 weeks Reproduced Improvements in Liver Fat and Inflammation 1 Demonstrates Potential 1 st line Safety and Tolerability Profile 1 2 3

© 2022 Axcella Therapeutics. All rights reserved. 9 MoA = mechanism of action. AXA1125: A Differentiated Product with a Potential Frontline Profile Multi - Targeted MOA Efficacy Safety / Tolerability Dosing Differentiation Elements Supporting a Frontline Profile: Potential Additional AXA1125 Differentiators: AXA1125 • Type 2 Diabetics • Planning for pediatric development • Amenable to combination

© 2022 Axcella Therapeutics. All rights reserved. 10 Clinical Trial Design & Results Dr. Margaret Koziel Chief Medical Officer

EMMPACT℠
NASH CLINICAL TRIAL

Phase 2b Clinical Trial Underway

Preplanned interim analysis when 30 subjects/arm reached week 12


48 WEEKS
4 WEEKS
D1:
Biopsy
Fibroscan
MRI-PDFF
W12:
Fibroscan
MRI-PDFF
W24:
Fibroscan
MRI-PDFF
W48:
Biopsy
Fibroscan
MRI-PDFF
8 WEEKS
Screening
1:1:1
Randomization
(N=~270)
AXA1125 33.9g BID (67.8 g/d)
(N=~90)
AXA1125 22.6g BID (45.2 g/d)
(N=~90)
Matched Placebo
(N=~90)
Follow-up

Core elements	Description
Design	• Randomized, double-blind, placebo-controlled, dose-ranging study over 48 weeks
Study population	• Biopsy-proven F2/F3 NASH with NAS≥4 • Stratification by type 2 diabetes status
Preplanned IA on secondary endpoints	• Improvement in non-invasive markers, including MRI-PDFF, ALT and Fibroscan

ALT=alanine aminotransferase; BID=twice a day; D=day; IA=interim analysis; MRI-PDFF=magnetic resonance imaging of the hepatis proton density fat fraction; N=number of subjects; NAS=NAFLD Activity Score.

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Subject Flow and Data Analysis

- 123 subjects randomized and received at least one dose
- 82 subjects completed the study through week 12
- 58 subjects completed the study through week 24
- Few subjects discontinued due to AEs



Assessed (N=960)
Enrollment
Excluded (n=837)
Randomized and received ≥1 dose (N=123)
66 in screening
Allocation
Placebo (N=39)
AXA1125 22.6 g BID (N=42)
AXA1125 33.9 g BID (N=42)
Week 12
Completed (N=29)
Completed (N=30)
Completed (N=23)
Week 24
Completed (N=20)
Completed (N=19)
Completed (N=19)
Discontinuation
AE (N=2) Other (N=5)
AE (N=4) Other (N=4)
AE (N=5) Other (N=5)

BID=twice a day; AE=adverse events; N=Number of Subjects

© 2022 Axcella Therapeutics. All rights reserved.

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© 2022 Axcella Therapeutics. All rights reserved. 13 Patient Demographics and Baseline Metrics Baseline Demographic/Metric Placebo (N=39) AXA1125 22.6 BID (N=42) AXA1125 33.9 BID (N=42) Mean age in years (SD) 57.8 (9.8) 55.8 (13.5) 56.2 (12.4) Sex Male, n (%) 12 (30.8) 10 (23.8) 19 (45.2) Female, n (%) 27 (69.2) 32 (76.2) 23 (54.8) Mean Body Mass Index, kg/m 2 (SD) 37.86 (7.78) 36.02 (7.08) 37.15 (7.29) With Type 2 Diabetes, n (%) 22 (56.4) 24 (57.1) 24 (57.1) Metabolism Mean Liver Fat Content by MRI - PDFF, % (SD) 18.991 (7.885) 18.300 (7.547) 20.026 (7.541) Mean HOMA - IR 13.561 (10.977) 12.455 (10.097) 12.244 (9.460) HbA1c, % (SD) 6.79 (1.05) 6.43 (1.00) 6.49 (1.05) Inflammation Mean ALT (U/L) (SD) 58.6 (34.3) 51.5 (24.2) 54.1 (36.3) Fibrosis Mean Fibroscan score (kPa) (SD) 13.29 (6.72) 11.40 (3.47) 14.80 (6.63) Mean Fib - 4 (SD) 1.48 (0.65) 1.24 (0.58) 1.32 (0.65) Mean ELF (SD) 9.966 (0.716) 9.636 (0.843) 10.012 (0.859) ALT=alanine aminotransferase; BID= twice a day; ELF=enhanced liver fibrosis; Fib - 4=Fibrosis - 4; HbA1c=hemoglobin A1C; HOMA IR=hom eostatic measure of insulin resistance; kPa=kilopascals; MRI - PDFF=magnetic resonance imaging of the hepatis proton density fat fraction; SD=standard deviation

© 2022 Axcella Therapeutics. All rights reserved. 14 Effects on Non - Invasive Measures

© 2022 Axcella Therapeutics. All rights reserved. 15 *p<0.05, **p<0.01, ***p<0.001, versus placebo; P values derived using mixed models approach. BID=twice a day; LSM=liver stiff nes s measurement; kPa=kilo pascals; SE=standard error; N=Number of Subjects Significant Improvements in Liver Stiffness as Measured by FibroScan Consistent with prior data on fibrosis markers at week 16 0.13 - 2.01 - 4.07 ** -6 -5 -4 -3 -2 -1 0 1 2 mean (SE) p=0.0992 N=20 N=19 N=18 p=0.0096 Placebo AXA1125 33.9 BID AXA1125 22.6 BID - 0.7 - 0.8 - 2.8 -6 -4 -2 0 2 mean (SE) N=29 N=29 N=23 p>0.1 p>0.1 Week 12 Week 24

© 2022 Axcella Therapeutics. All rights reserved. 16 *p<0.05, **p<0.01, ***p<0.001, versus placebo; p values derived using mixed models approach. BID=twice daily; N=Number of Sub jec ts; SE=standard error Blood Biomarkers Provide Further Evidence of Effect on Fibrosis Statistically significant changes seen as early as week 12 FIB - 4 Score (Week 24) ELF Score (Week 24) 0.4 - 0.3 ** - 0.3 *** -1.00 -0.50 0.00 0.50 1.00 Change from baseline (SE) p < 0.0001 p= 0.0012 0.1 - 0.1 * - 0.2 ** -1.00 -0.50 0.00 0.50 1.00 Change from baseline (SE) p=0.0098 p= 0.0453 N=15 N=15 N=14 N=18 N=20 N=18 Placebo AXA1125 33.9 BID AXA1125 22.6 BID Placebo AXA1125 33.9 BID AXA1125 22.6 BID

© 2022 Axcella Therapeutics. All rights reserved. 17 Week 12 Week 24 9.6 - 12.6 * - 21.2 ** -30 -20 -10 0 10 20 mean (SE), % *p<0.05, **p<0.01, ***p<0.001, versus placebo ; p values derived using mixed models approach. BID=twice daily; LSM=liver stif fne ss measurement; kPa=kilo pascals; SE=standard error; N=Number of Subjects Improvements in ALT (Relative Change) p=0.0045 p=0.0267 7.9 - 12.9 * - 19.4 ** -30 -20 -10 0 10 20 mean (SE), % p=0.0183 p=0.0017 N=29 N=29 N=23 N=19 N=20 N=18 Placebo AXA1125 33.9 BID AXA1125 22.6 BID

© 2022 Axcella Therapeutics. All rights reserved. 18 Week 12 Week 24 - 6.9 - 14.0 - 11.3 -25 -20 -15 -10 -5 0 5 Relative change, mean (SE), % N = the number of subjects of each treatment arm in the specified category at each visit *p<0.05, **p<0.01, ***p<0.001, versus placebo ; p values derived using mixed models approach. BID=twice daily; MRI - PDFF, magneti c resonance image proton density fat fraction MRI - PDFF – Relative Change from Baseline Statistically significant effects at week 12 in relative change from baseline in MRI - PDFF 1.9 - 15.3 * - 19.0 ** -25 -20 -15 -10 -5 0 5 Relative change, mean (SE), % p=0.0014 p=0.0082 p=0.0922 N=27 N=28 N=21 N=17 N=15 N=18 p>0.1 Placebo AXA1125 33.9 BID AXA1125 22.6 BID

© 2022 Axcella Therapeutics. All rights reserved. 19 17.2 20.7 39.1 0 10 20 30 40 50 Percent n = the number of subjects who met criteria; N= the number of subjects with a post baseline visit P values using Cochran - Mantel Haenszel test vs placebo *, p< 0.05. 1. Loomba R., et al. Hepatology . 2020;72:1219 - 29. 2. Loomba R., et al. Gastroenterology . 2019;156:1219 - 29 Proportion Achieving Benchmark Criteria at Week 12 p=0.0924 11.1 35.7 * 28.6 0 5 10 15 20 25 30 35 40 Percent p=0.0292 n/N = 5/29 6/29 9/23 n/N = 3/27 10/28 6/21 > 17 IU Change in ALT 1 > 30% Relative Reduction PDFF 2 Placebo AXA1125 33.9 BID AXA1125 22.6 BID Placebo AXA1125 33.9 BID AXA1125 22.6 BID p>0.1 p>0.1 These thresholds have been associated with histologic improvements in NASH clinical trials

© 2022 Axcella Therapeutics. All rights reserved. 20 Safety

© 2022 Axcella Therapeutics. All rights reserved. 21 Safety based on what subject received on day 1 of dosing. DMC, independent data monitoring committee; SAE, serious adverse ev ent ; TEAEs, treatment emergent adverse events Safety Interim Analysis Safety and Tolerability Remains Favorable Based on the Blinded Review Placebo N=39 (%) AXA1125 22.6 g BID N=42 (%) AXA1125 33.9 g BID N=42 (%) Subjects with > 1 TEAE 28 (71.8) 28 (66.7) 30 (71.4) Related TEAE 17 (43.6) 12 (28.6) 18 (42.9) Maximum Severity, N (% of subjects) Grade 1 12 (30.8) 12 (28.6) 11 (26.2) Grade 2 15 (38.5) 14 (33.3) 15 (35.7) Grade 3 1 (2.6) 1 (2.4) 4 (9.5) Grade 4 0 0 0 Grade 5 0 1 (2.4) 0 SAE 1 (2.6%) 1 (2.4%) 4 (4.8%) Related SAE 0 0 0 • Most frequent TEAEs are gastrointestinal • All SAEs and the death unrelated to study product • No safety or tolerability signals of concern were observed; confirmed by an independent unblinded DMC review

© 2022 Axcella Therapeutics. All rights reserved. 22 Summary of Results From this Interim Analysis • Significant effects on liver stiffness comparable to or better than other agents in ph2b/3 • Continued demonstration of effects on relevant pathways of NASH biology • Observed safety and tolerability pattern consistent with high safety margin • Both doses are active, and effects consistent in overall population and T2DM • Results position AXA1125 to be potential first line treatment in NASH Liver stiffness ALT MRI PDFF 0.13 - 2.01 - 4.07 ** -6 -4 -2 0 2 Abs, chg. mean (SE) 1.9 - 15.3 ** - 19.0 ** -25 -20 -15 -10 -5 0 5 Rel ghg .,, mean (SE), % 9.6 - 12.6 - 21.2 ** -30 -20 -10 0 10 20 mean (SE), % Placebo AXA1125 33.9 BID AXA1125 22.6 BID

© 2022 Axcella Therapeutics. All rights reserved. 23 AXA1125 Mechanism of Action Karim Azer, PhD VP of Platform and Discovery

NASH is a Complex Disease with Pleiotropic Disease Pathways

AXA1125 is Multi-Targeted by Design Against Key Pathways across NASH Disease Drivers

Metabolism

Single Targets	AXA1125
• GLP-1	
• SCD1	↑ AA Metabolism
• FGF21	↑ AMPK
• THR-β	↑ PPARα
• PPAR	↑ Urea cycle
• FXR	



METABOLIC
ANTI-INFLAMMATORY
ANTI-FIBROTIC

Inflammation

Single Targets	AXA1125
• Cyclophilin	↑ Gut barrier/ tight junction
• CCR2/5	↓ Hif1α
	↓ NFkB

Fibrosis

Single Targets	AXA1125
• Galectin	↓ TGFβ
• JNK	
• ASK-1	

LIVRQNac (AXA1125)

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NASH is a Complex Disease with Pleiotropic Disease Pathways

AXA1125 is Multi-Targeted by Design Against Key Pathways across NASH Disease Drivers

Metabolism

Single Targets	AXA1125
• GLP-1 • SCD1 • FGF21 • THR-β • PPAR • FXR	↑Fatty Acid Oxidation ↓Triglycerides



METABOLIC
ANTI-INFLAMMATORY
ANTI-FIBROTIC
BMS-986026
FGF-21
PPAR agonists
MGL-3196
Aramchol
Insulin resistance
↑Insulin/glucose
Insulin sensitizers
LIK066
SGLT
MSDC 0602k
ACC inhibitors
ACC
TRβ
↑Lipogenesis
↑FFA
Emricasan
ASK-1 inhibitor
Mitochondrial dysfunction
Apoptosis
ROS
ER stress
↑UPR
↑JNK
↓VLDL
↑SHP
↑SREPB-1
↑DNL
FGF-19
NGM 282
FXR agonist
↑FXR/TGR5
Bile acids
Volixibat
Collagen deposition
Anti-fibrotic
SIM
GR-MD-02
Hepatic stellate cell activation
LPS
IMM-124E
Regulatory T cells
AOC3 Inhibitors
Immune cell trafficking
JKB-121
↑TLR-4
Kupffer cell
↑TGF-β
↑TNF-α
↑IL-6
CCR2/5 inhibitors

Inflammation

Single Targets	AXA1125
• Cyclophilin • CCR2/5	↓MCP-1 ↓ALT ↓TNF ↓IL-6

Fibrosis

Single Targets	AXA1125
• Galectin • JNK • ASK-1	↓ProC3 ↓αSMA ↓edu+ ↓HSP47

All studies conducted with LIVRQNac, a nonclinical form of AXA1125 containing the constituents of AXA1125: L, I, V, R, Q, Nac added at specified-fold concentrations above plasma (ex: 7.5×, 15×, 30×), where 1× concentration matches the mean physiological level found in human plasma (values published in the Human Metabolome Database [Wishart et al 2007])."

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© 2022 Axcella Therapeutics. All rights reserved. 26 1. Russell et al. EASL ILC2022 and EASL NAFLD Summit . 2022. Primary Human Hepatocytes were co - treated with 83uM:167uM palmitate:oleate and 1 ng/ml TNF - α to simulate conditions in NASH, and were exposed to the same conditions containing 83uM [U - 13 C]palmitate label before analysis for tracer study. 167uM:333uM palmitate:oleate and 1 ng/ml TNF - α to simulate conditions in NASH, 30x LIVRQNac 48 hour co - treatment used for RNA - Seq. AXA1125 Improves Key Mitochondrial, Lipid and Energy Pathways Driving Reduced Liver Fat and Inflammation Multi - targeted impact on Metabolism: Beta - Oxidation, Lipid and Bioenergetics 14.8 16.38 18.41 0 5 10 15 20 FFA LIVRQNac (10X) LIVRQNac (30X) Acetyl - CoA M2 Labeling (%) *** * Acetyl - CoA M2 BHB M2 *: p<0.05 **: p<0.01 ***: p<0.001 ****: p<0.0001 (Analysis of variance) FAO Upregulation & Increased Ketones Improved Lipid & Bioenergetic Pathways Lipid Metabolism Energy Metabolism Term Dir Score FDR 1 Peroxisomal matrix 21 1.1e - 13 3.7e - 10 2 Electron transfer activity 10 2.4e - 13 5.3e - 10 3 Protein targeting to peroxisome 15 1.4e - 11 1.8e - 8 4 Fatty acid beta - oxidation 15 4.1e - 10 3.1e - 7 5 Tricarboxylic acid cycle 20 4.2e - 9 0.0000025 6 Regulation of lipid metabolic process 2.5 1.4e - 8 0.0000070 7 Electron transport chain 7.4 4.2e - 8 0.000018 8 Cholesterol biosynthetic process 13 6.1e - 8 0.000024 9 Cholesterol efflux 20 9.3e - 8 0.000034 10 Cholesterol metabolic process 10 1.3e - 7 0.000039 Metabolism 0.07 0.11 0.13 0 0.1 0.2 FFA LIVRQNac (10X) LIVRQNac (30X) BHB M2 (nmol) **** ****

© 2022 Axcella Therapeutics. All rights reserved. 27 Data derived Primary Human Hepatocyte (PHH) Lipotoxicity Model Primary Human Hepatocytes were co - treated for 48 hours with 167uM:333uM palmitate:oleate and 1 ng/ml TNF - α to simulate conditions in NASH, 30x LIVRQNac , RNA was collected in triplicate for RNA - Seq AXA1125 Upregulates Fat Oxidation Genes and Pathway to Increase Consumption of Fatty Acids and Drive Liver Fat Reduction AXA1125 Regulates Mitochondrial Metabolism Beta Oxidation Genes Upregulated by AXA1125 Beta Oxidation Pathway Upregulated by AXA1125 Fatty acid biosynthesis Fatty acid elongation Glycerolipid metabolism 3x Acetyl - CoA Removal 2x Acetyl - CoA Removal Citrate cycle Metabolism Fatty acid degradation (29/43) ( fdr : 2.1e - 06) 0 1 2 3 4 log2 ratio ACSL5 ALDH3A2 ECHS1 ACADVL ALDH2 ADH5 ALDH9A1 HADHA ECI2 ALDH1B1 ACOX1 HADHB ACAT1 ADH4 ADH6 GCDH ACAA1 ADH1C CYP4A11 CYP4A22 ADH1B ACADL EHHADH ALDH7A1 ACADSB ACAT2 ACADS ACADM HADH 4 3 2 1 0 Log2 (fold ratio) Gene Symbol

AXA1125 Decreases Hepatocyte Damage and Immune Cell Recruitment and Decreases Proinflammatory Cytokines


Inflammation

Multi-targeted impact on inflammation: Decreased Damage, Recruitment, Cytokines

AXA1125 Decreases Hepatocyte Damage and Promotes Immune Recruitment


% change
Dose
0.0
7.5
15.0
30.0
0
−20
−40
−60
−80
**
***
***
Donor 1
Donor 2
Donor 3

AXA1125 Decreases Macrophage Inflammatory Cytokines


TNF-α
IL-6
% change
Dose
0
10
20
30
40
20
0
−20
−40
−60
−80
***
*
Donor 1
Donor 2
Donor 3
Donor 4

1. Daou et al. *Nat Sci Rep*. 2021. * $p < 0.05$, ** $p < 0.01$, *** $p < 0.001$, Data from Primary Human Hepatocytes (ALT, MCP-1) treated for 48 hours with 167uM:333uM palmitate:oleate and 1 ng/ml TNF-α to simulate conditions in NASH, data normalized to total protein; Data from Primary Human M1-polarized Macrophages (TNF-α, IL-6) pre-treated with LIVRQNac for 24 hours, then stimulated with 0.15ng/mL LPS for 24 hours, data not normalized to nuclei.

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AXA1125 Decreases Fibrosis Activation, Proliferation, and Collagen Deposition



Fibrosis

Multi-targeted impact on fibrosis improvement: Reduced Activation, Proliferation, Deposition

Decreases in Collagen Deposition Measured with AXA1125



% change
Dose
***
HSP47
Donor 1
Donor 2
Donor 3

Reduced Fibrogenic Activation & Proliferation



% change
Dose
***
Donor 1
Donor 2
Donor 3

1. Daou et al. Nat Sci Rep. 2021. ***p < 0.001 versus TGF-β1, Data from Primary Human Hepatic Stellate Cells pre-treated with LIVRQNac for 24 hours, then stimulated with 3.3ng/ml TGF-β1 for 24 hours, EdU data normalized to nuclei, HSP47 expression normalized to GAPDH, other data not nuclei normalized.

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© 2022 Axcella Therapeutics. All rights reserved.
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© 2022 Axcella Therapeutics. All rights reserved. 30 Key MOA Takeaways • NASH is a complex disease with metabolic, inflammatory and fibrotic dysregulations • Combination therapy increases potential to impact multiple targets implicated in NASH • AXA1125 is designed as a multi - targeted agent against key NASH dysregulations in distinct cellular targets • Pre - clinical data demonstrates impact of AXA1125 effect on multiple cell types driving NASH fibrosis, inflammation and metabolic dysregulation • Clinical data demonstrate the translation of AXA1125 MOA findings in patients

AXA1125 AND NASH TREATMENT LANDSCAPE STEPHEN A. HARRISON, MD, COL (RET.), FAASLD VISITING PROFESSOR OF HEPATOLOGY RADCLIFFE DEPARTMENT OF MEDICINE, UNIVERSITY OF OXFORD MEDICAL DIRECTOR, PINNACLE CLINICAL RESEARCH PRESIDENT, SUMMIT CLINICAL RESEARCH 31

PREVALENCE OF NAFLD AROUND THE WORLD Younossi Z, et al. Hepatology. 2019;69(6):2672 - 2682; Younossi ZM et al. J Hepatol. 2019;70(3):531 - 544. 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0-9 10-19 20-44 45-64 65+ NAFLD prevalence Age (years) Males Females …is increasing in line with obesity , type 2 diabetes and age NAFLD prevalence by age and sex (US, Southwest China and Spain) …is about 25% in the general population … varies across the globe North America 24.13% Europe 23.71% Asia 27.37% Middle East 31.79% Africa 13.48% South America 30.45% …varies across ethnicities (Hispanics > non - Hispanic white > African Americans) is higher in urban than rural population

PREVALENCE OF NASH AMONG US MIDDLE - AGED COHORTS 2 prospective NASH prevalence studies NASH, non - alcoholic steatohepatitis. 1. Williams CD, et al. Gastroenterology . 2011;140:124 – 31; 2. Harrison SA, et al. J Hepatol. 2021;S0168 - 8278:00176 - 8. 119% Increase in < 10 years

BMI measured in kg/m2 BMI, body mass index; NAFLD; non - alcoholic fatty liver disease; NASH, non - alcoholic steatohepatitis. Harrison SA et al. J Hepatol . 2021;S0168 - 8278:00176 - 8. NAFLD AND NASH PREVALENCE IN DIFFERENT GROUPS (US MIDDLE - AGED COHORT, N=664)

NASH: POTENTIAL THERAPEUTIC TARGETS See slides notes for abbreviations. Adapted from: Konerman MA, et al. J Hepatol. 2018;68:362 – 375. Lipogenesis FFA Collagen deposition ER Stress UPR JNK ROS Hepatic stellate cell activation Kupffer cell SREPB - 1 DNL VLDL SHP FXR/TGR5 Bile acids LPS Immune cell trafficking Regulatory T cells FGF21 Adiponectin TNF - α FFA FGF19 Insulin/glucose Insulin resistance ACC NLRP3 inflammasome METABOLIC ANTI - FIBROTIC ANTI - INFLAMMATORY Mitochondrial dysfunction Apoptosis PPAR agonists FGF21 analog FGF19 analog THR ᵦ agonist FXR agonist GLP - 1RA ACC inhibitor FASN inhibitor • NASH is biologically complex . It is a heterogeneous disease of correspondingly complex pathophysiology • Redundant biochemical pathways implicated in disease are not uniform across patients • This heterogeneity and intricacy inspires the thesis that targeting a single pathway will not be sufficient to manage most NASH patients

THE RISK/BENEFIT EQUATION CHANGES AS NASH PROGRESSES Safety First Risk Tolerance Liver Disease Progression F0 F1 F2 F3 F4 Agent needed to reduce liver fat and inflammation Safety and tolerability are paramount as agent will likely be used chronically Oral agents strongly preferred Need to bring patients back from the brink ASAP Willing to accept greater safety and tolerability risks Injectables may be required Key Physician Considerations

MULTIPLE OPTIONS TO ADDRESS A HETEROGENEOUS POPULATION

	Key Mechanisms	Candidates in Ph2/3 Development
Multi-Targeted	• EMMs • Combinations	• AXA1125 • Sema + cilo + firsocostat • Tropifexor + cenicriviroc
Anti-Fibrotic	• FXR • PPAR • Galectin protein inhibitors	• Belapectin • Lanifibranor • Tropifexor • Obeticholic acid
Anti-Hyperglycemics	• SCD-1 • THR-Beta • ACC Inhibitors • DGAT Inhibitors	• Aldafermin • Semaglutide • MK3655
Anti-Hyperlipidemics	• GLP-1 • MPC modulators • FGF • Insulin Receptors	• Aramchol • Resmetirom • VK2809
Anti-Inflammatory	• Toll-like receptors • AA3R agonist	• Secukinumab • JBK-122
Other	• AMPK • GHRF	• PXL770

NASH's complex pathophysiology demands development of a vast array of mechanisms and candidates

PHASE 2B CLINICAL TRIAL UNDERWAY

PREPLANNED INTERIM ANALYSIS WHEN 30 SUBJECTS/ARM REACHED WEEK 12

EMMPACT NASH CLINICAL TRIAL

PINNACLE CLINICAL RESEARCH



48 WEEKS
4 WEEKS
D1:
Biopsy
Fibroscan
MRI-PDFF
W12:
Fibroscan
MRI-PDFF
W24:
Fibroscan
MRI-PDFF
W48:
Biopsy
Fibroscan
MRI-PDFF
8 WEEKS
Screening
1:1:1 Randomization
(N=~270)
AXA1125 33.9g BID (67.8 g/d)
(n=~90)
AXA1125 22.6g BID (45.2 g/d)
(n=~90)
Matched Placebo
(n=~90)
Follow-up

Core elements	Description
Design	• Randomized, double-blind, placebo-controlled, dose-ranging study over 48 weeks
Study population	• Biopsy-proven F2/F3 NASH with NAS≥4 • Stratification by type 2 diabetes status
Preplanned IA on secondary endpoints	• Improvement in non-invasive markers, including MRI-PDFF, ALT and Fibroscan

PATIENT DEMOGRAPHICS AND BASELINE METRICS Baseline Demographic/Metric Placebo (N=39) AXA1125 22.6 BID (N=42) AXA1125 33.9 BID (N=42) Mean age in years (SD) 57.8 (9.8) 55.8 (13.5) 56.2 (12.4) Sex Male (%) 12 (30.8) 10 (23.8) 19 (45.2) Female (%) 27 (69.2) 32 (76.2) 23 (54.8) Mean Body Mass Index (kg/m 2 ) / (SD) 37.86 (7.78) 36.02 (7.08) 37.15 (7.29) With Type 2 Diabetes (%) 22 (56.4) 24 (57.1) 24 (57.1) Metabolism Mean Liver Fat Content by MRI - PDFF (SD) 18.991 (7.885) 18.300 (7.547) 20.026 (7.541) Mean HOMA - IR 13.561 (10.977) 12.455 (10.097) 12.244 (9.460) HbA1c (SD) 6.79 (1.05) 6.43 (1.00) 6.49 (1.05) Inflammation Mean ALT (U/L) (SD) 58.6 (34.3) 51.5 (24.2) 54.1 (36.3) Fibrosis Mean Fibroscan score (kPa) (SD) 13.29 (6.72) 11.40 (3.47) 14.80 (6.63) Mean Fib - 4 (SD) 1.48 (0.65) 1.24 (0.58) 1.32 (0.65) Mean ELF (SD) 9.966 (0.716) 9.636 (0.843) 10.012 (0.859) This study population is reflective of a very active disease state with significant fibrosis

EFFECTS ON NON - INVASIVE MEASURES

Diagnosis of at risk NASH Monitoring Response to Therapeutic Interventions Predicting Long - Term Outcomes DIFFERENT CONTEXT OF USE FOR NIT s

Monitoring Response to Therapeutic Interventions DIFFERENT CONTEXT OF USE FOR NIT s

SIGNIFICANT IMPROVEMENTS IN LIVER STIFFNESS CONSISTENT WITH PRIOR DATA ON FIBROSIS MARKERS AT WEEK 16 *p<0.05, **p<0.01, ***p<0.001, versus placebo; P values derived using mixed models approach. LSM, liver stiffness measurement ; k Pa, kilo pascals; SE, standard error Week 12 Week 24 All Subjects 0.13 - 2.01 - 4.07 ** -6 -5 -4 -3 -2 -1 0 1 2 mean (SE) - 0.7 - 0.8 - 2.8 -6 -4 -2 0 2 mean (SE) p=0.0992 p=0.1082 N=29 N=29 N=23 N=20 N=19 N=18 p=0.0096 Placebo AXA1125 33.9 BID AXA1125 22.6 BID P >0.1

AXA1125 EFFECTS ON LIVER STIFFNESS IN COMPARABLE TO OTHER BEST IN CLASS AGENTS IN LATE DEVELOPMENT 1 Yale,C. (September 13, 2022). Phase 2b HARMONY Study Results [PowerPoint presentation]. Akero Phase 2B HARMONY Trial Data Presentation. https:// ir.akerotx.com /static - files/b3cbfed1 - 3eee - 49cf - 8a10 - cc75000855d5. 2 Semaglutide - Newsome et al.(2020) New EnglJ Med 3 Loomba, R et al. Obeticholic Acid Demonstrates Sustained Improvements at Month 24 in Transaminases and Non - Invasive Markers of Fibrosis: Results of a Post H oc Analysis From the Interim Analysis of the REGENERATE Study. Poster presented at: European Association for the Study of the Liver; 27 - 29 August 2020; Virtual. OLE = Open Label Extension 0.13 - 0.7 1.06 1.09 - 2.01 - 2.6 0.76 - 0.58 - 4.07 - 4.3 0.71 - 1.32 0.72 -5.0 -4.0 -3.0 -2.0 -1.0 0.0 1.0 2.0 AXA1125 24 wk EFX 24 wk SEM 72 wk OCA 72 wk Absolute change in LSM (kPa) Axcella AXA1125 Ph2b (F2/F3) 24wks Completers Akero 1 Efruxifermin Ph2b (F2/F3) 24wks Completers Novo Nordisk 2 Semaglutide Ph2 (F2/F3) 72wks Completers Intercept 3 Obeticholic acid Ph3 (F2/F3) 18mo Completers

BLOOD BIOMARKERS PROVIDE FURTHER EVIDENCE OF EFFECT ON FIBROSIS STATISTICALLY SIGNIFICANT CHANGES SEEN AS EARLY AS WEEK 12 *p<0.05, **p<0.01, ***p<0.001, versus placebo; p values derived using mixed models approach. SE, standard error FIB - 4 Score (Week 24) ELF Score (Week 24) 0.4 - 0.3 ** - 0.3 *** -1.00 -0.50 0.00 0.50 1.00 Change from baseline (SE) p < 0.0001 p= 0.0012 0.1 - 0.1 * - 0.2 ** -1.00 -0.50 0.00 0.50 1.00 Change from baseline (SE) p=0.0098 p= 0.0453 N=15 N=15 N=14 N=18 N=20 N=18 Placebo AXA1125 33.9 BID AXA1125 22.6 BID Placebo AXA1125 33.9 BID AXA1125 22.6 BID

ELF Monitoring Response to Therapeutic Interventions EVIDENCE FROM REGENERATE TRIAL 18 - MONTH INTERIM ANALYSIS – OBETICHOLIC ACID N=931 • Patients with >1 - stage ﬁbrosis improvement had the greatest improvement in NITs, while patients with > 1 - stage ﬁbrosis worsening typically showed no NIT improvement. • AUROC values for each of these were suggestive of only weak association • NIT improvements observed in REGENERATE are associated with ﬁbrosis improvement at Month 18, individual NIT changes are not likely to be effective univariate clinical predictors of ﬁbrosis improvement by Month 18. Rinella ME. Non - invasive evaluation of response to obeticholic acid in patients with NASH: Results from the REGENERATE study. J Hepatol. 2022 Mar;76(3):536 - 548

FIB - 4 Monitoring Response to Therapeutic Interventions EVIDENCE FROM REGENERATE TRIAL 18 - MONTH INTERIM ANALYSIS – OBETICHOLIC ACID N=931 • Patients with >1 - stage ﬁbrosis improvement had the greatest improvement in NITs, while patients with > 1 - stage ﬁbrosis worsening typically showed no NIT improvement. • AUROC values for each of these were suggestive of only weak association • NIT improvements observed in REGENERATE are associated with ﬁbrosis improvement at Month 18, individual NIT changes are not likely to be effective univariate clinical predictors of ﬁbrosis improvement by Month 18. Rinella ME. Non - invasive evaluation of response to obeticholic acid in patients with NASH: Results from the REGENERATE study. J Hepatol. 2022 Mar;76(3):536 - 548

17.2 20.7 39.1 0 10 20 30 40 50 Percent PROPORTION ACHIEVING BENCHMARK CRITERIA AT WEEK 12 n = the number of subjects who met criteria; N= the number of subjects with a post baseline visit; P values using Cochran - Mante l Haenszel test vs placebo 11.1 35.7 28.6 0 5 10 15 20 25 30 35 40 Percent p=0.63 > 17 IU change in ALT > 30% rel reduction PDFF p=0.0924 p =0.0292 p =0.1321 n/N = 5/29 6/29 9/23 n/N = 3/27 10/28 6/21 Placebo AXA1125 33.9 BID AXA1125 22.6 BID Placebo AXA1125 33.9 BID AXA1125 22.6 BID

AXA1125 DEMONSTRATED SIMILAR RESULTS IN A PRIOR NASH CLINICAL STUDY


a
≥30% Relative Reduction From Baseline in MRI-PDFF
Subjects (%)
60
50
40
30
20
10
0
8.3
38.5
22.7
19.2
n/N =
1/12
10/26
5/22
5/26
b
≥17-U/L Absolute Reduction From Baseline in ALT
Subjects (%)
25.0
38.5
31.8
37.0
n/N =
3/12
10/26
7/22
10/27
c
≥80-ms Absolute Reduction From Baseline in cT1
Subjects (%)
16.7
34.6
22.7
23.1
n/N =
2/12
9/26
5/22
6/26
Placebo
AXA1125 24.0 g b.i.d.
AXA1957 Low 13.5 g b.i.d.
AXA1957 High 20.3 g b.i.d.

Figure 5. Proportion of subjects with clinically relevant thresholds of biologic activity (**a**, **b**, and **c**) in the overall safety population. ALT, alanine aminotransferase; cT1, corrected T1; MRI-PDFF, MRI-proton density fat fraction.

Harrison SA, Baum SJ, Gunn NT, Younes ZH, Kohli A, Patil R, Koziel MJ, Chera H, Zhao J, Chakravarthy MV. Safety, Tolerability, and Biologic Activity of AXA1125 and AXA1957 in Subjects With Nonalcoholic Fatty Liver Disease. Am J Gastroenterol. 2021 Dec 1;116(12):2399-2409. doi: 10.14309/ajg.0000000000001375. PMID: 34382947; PMCID: PMC8631161.

ALT Monitoring Response to Therapeutic Interventions EVIDENCE FROM FLINT 72 - WEEK TRIAL OBETICHOLIC ACID N=283 17 IU/L ALT decline was significantly associated with histologic markers of response Loomba, Rohit et al. “Factors Associated With Histologic Response in Adult Patients With Nonalcoholic Steatohepatitis.” Gastroenterology vol . 156,1 (2019): 88 - 95.e5.

Rinella ME. Non - invasive evaluation of response to obeticholic acid in patients with NASH: Results from the REGENERATE study. J Hepatol. 2022 Mar;76(3):536 - 548 ALT Monitoring Response to Therapeutic Interventions EVIDENCE FROM REGENERATE TRIAL 18 - MONTH INTERIM ANALYSIS – OBETICHOLIC ACID N=931 • Patients with >1 - stage ﬁbrosis improvement had the greatest improvement in NITs, while patients with > 1 - stage ﬁbrosis worsening typically showed no NIT improvement. • AUROC values for each of these were suggestive of only weak association • NIT improvements observed in REGENERATE are associated with ﬁbrosis improvement at Month 18, individual NIT changes are not likely to be effective univariate clinical predictors of ﬁbrosis improvement by Month 18.

MRI - PDFF Monitoring Response to Therapeutic Interventions EVIDENCE FROM RESMETIROM 36 - WEEK PH2 TRIAL MRI Responders: ≥ 30% relative decline in LFC Harrison SA In a placebo - controlled 36 - week phase 2 trial, treatment with MGL - 3196 compared to placebo results in significant reduc - tions in hepatic fat (MRI - PDFF), liver enzymes, fibrosis biomarkers, atherogenic lipids, and improvement in NASH on serial liver biopsy. Hepatology 2018;68:9A - 10A.

Stine JG, Munaganuru . Change in MRI - PDFF and Histologic Response in Patients With Nonalcoholic Steatohepatitis: A Systematic Review and Meta - Analysis. Clin Gastroenterol Hepatol. 2021 Nov. MRI - PDFF Monitoring Response to Therapeutic Interventions ≥30% RELATIVE DECLINE IN MRI - PDFF Change in MRI - PDFF and Histologic Response in Patients with NASH: A Systematic Review and Meta - Analysis – 7 studies / 346 patients “These results support the use of MRI - PDFF in non - invasive monitoring of treatment response in early - phase NASH clinical trials”

SAFETY

Safety based on what subject received on day 1 of dosing. DMC, independent data monitoring committee; SAE, serious adverse ev ent ; TEAEs, treatment emergent adverse events • Most frequent TEAEs are gastrointestinal • All SAEs and the death unrelated to study product • No safety or tolerability signals of concern were observed; confirmed by an independent unblinded DMC review SAFETY INTERIM ANALYSIS SAFETY AND TOLERABILITY REMAINS FAVORABLE BASED ON THE BLINDED R EVIEW Placebo N=39 (%) AXA1125 22.6 BID N=42 (%) AXA1125 33.9 BID N=42 (%) Subjects with > 1 TEAE 28 (71.8) 28 (66.7) 30 (71.4) Related TEAE 17 (43.6) 12 (28.6) 18 (42.9) Maximum Severity, n (% of subjects) Grade 1 12 (30.8) 12 (28.6) 11 (26.2) Grade 2 15 (38.5) 14 (33.3) 15 (35.7) Grade 3 1 (2.6) 1 (2.4) 4 (9.5) Grade 4 0 0 0 Grade 5 0 1 (2.4) 0 SAE 1 (2.6%) 1 (2.4%) 4 (4.8%) Related SAE 0 0 0

SUMMARY The current study is enrolling patients with significant NASH and fibrosis AXA1125 appears safe and well tolerated Oral formulation is key benefit Non - invasive tests obtained at a relatively short time period in a subset of patients enrolled suggest a positive impact on disease activity and potentially fibrosis Potential for use as a monotherapy or as part of a combination therapy

© 2022 Axcella Therapeutics. All rights reserved. 57 Closing Remarks Bill Hinshaw Chief Executive Officer

© 2022 Axcella Therapeutics. All rights reserved. 58 0.13 - 0.7 1.06 1.09 - 2.01 - 2.6 0.76 - 0.58 - 4.07 - 4.3 - 1.32 -5.0 -4.0 -3.0 -2.0 -1.0 0.0 1.0 2.0 AXA1125 24 wk EFX 24 wk SEM 72 wk OCA 72 wk Absolute change in LSM (kPa) AXA1125 effects on liver stiffness are comparable to other best in class agents in late development Axcella AXA1125 Ph2b (F2/F3) 24wks Completers Akero 1 Efruxifermin Ph2b (F2/F3) 24wks Completers Novo Nordisk 2 Semaglutide Ph2 (F2/F3) 72wks Completers Intercept 3 Obeticholic acid Ph3 (F2/F3) 18mo Completers 1 Yale,C. (September 13, 2022). Phase 2b HARMONY Study Results [PowerPoint presentation]. Akero Phase 2B HARMONY Trial Data Presentation. https://ir.akerotx.com/static - files/b3cbfed1 - 3eee - 49cf - 8a10 - cc75000855d5. 3 Semaglutide - Newsome et al.(2020) New EnglJ Med 4 Loomba, R et al. Obeticholic Acid Demonstrates Sustained Improvements at Month 24 in Transaminases and Non - Invasive Markers of Fibrosis: Results of a Post H oc Analysis From the Interim Analysis of the REGENERATE Study. Poster presented at: European Association for the Study of the Liver; 27 - 29 August 2020; Virtual.

© 2022 Axcella Therapeutics. All rights reserved. 59 1 Global Liver Institute U.S. NASH Action Plan (Dec. 2020) Image sourced from: https://www.today.com/health/nonalcoholic - fatty - liver - disease - are - you - risk - t121855 Conclusion • NASH is a large complex disease with a high unmet need and will require multiple strategies and products • AXA1125 demonstrated best in field fibrotic measures at 24 weeks • AXA1125 continues to demonstrate its direct multi - targeted effects across metabolism, inflammation and fibrosis with both doses and in both populations • Potential for differentiation in key populations – T2D, Adolescents, Combinations • Well positioned for 1 st line with attractive profile: – Multi - targeted activity, favorable tolerability and convenient dosing >40M patients and growing 1 Approximately 10% of U.S. children are estimated to have NASH 1

© 2022 Axcella Therapeutics. All rights reserved. 60 Milestone timing based on current expectations and subject to change. Milestone Rich Time Program Update Timing AXA1125 for NASH Phase 2b Interim Data Q3 2022 x First Adolescent Subject Enrolled Q4 2022 Scientific Communication 2H 2022 NASH Top - Line Data 1H 2024 AXA1125 for Long COVID Phase 2a Enrollment Completion Q2 2022 x Phase 2a Top - Line Data Q3 2022 x Regulatory Engagement 2H 2022 Scientific Communication 2H 2022 Next Trial Initiation 1H 2023

© 2022 Axcella Therapeutics. All rights reserved. 61 Q&A Bob Crane Chief Financial Officer, Axcella Dr. Margaret Koziel Chief Medical Officer, Axcella Bill Hinshaw President & Chief Executive Officer Axcella Dr. Karim Azer Head of Platform and Discovery, Axcella Dr. Stephen Harrison Medical Director for Pinnacle Clinical Research President of Summit Clinical Research

© 2022 Axcella Therapeutics. All rights reserved. NASDAQ: AXLA 840 Memorial Drive, Third Floor Cambridge, MA 02139 www.axcellatx.com Thank You